                                                                    Exhibit 2(s)


            FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned persons hereby constitute and appoint Robert H. Nelson, Jeffery M. Wilson, Kathleen L. Prudhomme and Christopher O. Petersen and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign Registration Statements on Form N-2 of First American Minnesota Municipal Income Fund II, Inc., and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, with full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.


           Signature                                Title                                Date
           ---------                                -----                                ----

/s/ John M. Murphy, Jr.                            Director                        October 1, 2002
-----------------------------
John M. Murphy, Jr.

/s/ Roger A. Gibson                                Director                       September 25, 2002
-----------------------------
Roger A. Gibson

/s/ Andrew M. Hunter III                           Director                       September 26, 2002
-----------------------------
Andrew M. Hunter III

/s/ Leonard W. Kedrowski                           Director                       September 25, 2002
-----------------------------
Leonard W. Kedrowski

/s/ Richard K. Riederer                            Director                        October 1, 2002
-----------------------------
Richard K. Riederer


-----------------------------                      Director                       ____________, 2002
Joseph D. Strauss

/s/ Virginia L. Stringer                           Chair                          September 25, 2002
-----------------------------
Virginia L. Stringer

/s/ James M. Wade                                  Director                        October 1, 2002
-----------------------------
James M. Wade